                                    EXHIBIT 1



                          ADVANTA Mortgage Loan Trust 1998-4A



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                Interest              Principal            Total

------------------------------------------------------------------------------------------------------------------------------


A                         650,000,000.00        389,935,373.98         1,605,802.61          7,638,857.66          9,244,660.27

A Certificate                          -                     -           827,268.71                     -            827,268.71



Totals                    650,000,000.00        389,935,373.98         2,433,071.32          7,638,857.66         10,071,928.98



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

--------------------------------------------------------------------------------------------------------------------------------

A                         -                     -                      382,296,516.32       4.492500%            4.280000%

A Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      382,296,516.32



                                              Prior                                                                       Current

                                              Principal                                                                   Principal

Class                     CUSIP               Balance            Interest            Principal         Total              Balance

------------------------------------------------------------------------------------------------------------------------------------

A                         00755WGC4           599.900575         2.470466            11.752089         14.222555          588.148486

A Certificate                                   0.000000         1.272721             0.000000          1.272721            0.000000



Delinquent Loan Information:



                                                                                  90+ Days          Loans              Loans

                                        30-59                 60-89               excldg f/c,REO    in                 in

                                        Days                  Days                & Bkrptcy         Bankruptcy         REO

------------------------------------------------------------------------------------------------------------------------------------

Trust A       Principal Balance         14,246,828.66         2,770,689.72        846,806.90        12,612,528.10      5,350,466.89

              % of Pool Balance              3.50008%             0.68069%          0.20804%             3.09858%          1.31447%

              Number of Loans                     244                   56                19                  206                84

              % of Loans                     3.69641%             0.84836%          0.28784%             3.12074%          1.27253%



                                     Loans

                                     in

                                     Foreclosure

--------------------------------------------------

Trust A       Principal Balance      14,369,910.05

              % of Pool Balance           3.53032%

              Number of Loans                  243

              % of Loans                  3.68126%



General Mortgage Loan Information:

                                                                                                                    Trust A

                                                                                                                 --------------

Beginning Aggregate Mortgage Loan Balance                                                                        414,681,593.78

Prefunding                                                                                                                 0.00

Principal Reduction                                                                                                7,638,857.66

Ending Aggregate Mortgage Loan Balance                                                                           407,042,736.12



Beginning Aggregate Mortgage Loan Count                                                                                    6717

Ending Aggregate Mortgage Loan Count                                                                                       6601



Current Weighted Average Coupon Rate                                                                                  9.492916%

Next Weighted Average Coupon Rate                                                                                     9.484874%



Mortgage Loan Principal Reduction Information:

                                                                                                                    Trust A

                                                                                                                 --------------

Scheduled Principal                                                                                                  621,489.80

Curtailments                                                                                                         229,434.84

Prepayments                                                                                                        5,519,730.58

Repurchases                                                                                                                0.00

Substitutions                                                                                                              0.00

Liquidation Proceeds                                                                                               1,268,202.44

Other Principal                                                                                                            0.00



Less: Realized Losses                                                                                                605,283.97



Total Principal Reduction                                                                                          8,244,141.63



Servicer Information:

                                                                                                                    Trust A

                                                                                                                 --------------

Accrued Servicing Fee for the Current Period                                                                         172,784.00

Less: Amounts to Cover Interest Shortfalls                                                                             6,021.22

Less: Delinquent Service Fees                                                                                         51,639.04

Collected Servicing Fees for Current Period:                                                                         115,123.74



Advanced Principal                                                                                                          N/A

Advanced Interest                                                                                                    970,127.53



                                        Other               Scheduled            Interest          Available         Available Funds

                  Prepayment            Unscheduled         Principal            Carry             Funds Cap         Cap Carry

                  Principal             Principal           Distribution         Forward           Current           Forward

Class             Distributed           Distributed         Amount               Amount            Amount            Amount

------------------------------------------------------------------------------------------------------------------------------------

Class A           5,519,730.58          1,497,637.28        7,033,573.69         -                 -                 -

                             -                     -                   -         -                 -                 -



Total             5,519,730.58          1,497,637.28        7,033,573.69         -                 -                 -



                  Applied

                  Realized Loss

                  Amount

-------------------------------

Class A           -

                  -



Total             -




                                                                 Prior                                                  Current

                         Has a              Remaining            Over-              Accelerated          Extra            Over

                     Trigger Event         Pre-Funded          Collateral            Principal         Principal       Collateral

                        Occurred             Amount              Amount             Distributed       Distributed        Amount

------------------------------------------------------------------------------------------------------------------------------------


Trust A                   NO                  0.00            24,746,219.80           605,283.97         0.00         24,746,219.80



                       Specified               Over-

                         Over-               Collateral

                       Collateral              Deficit

                         Amount                Amount

-------------------------------------------------------

Trust A              24,746,219.80             0.00



Trust A Insured Payment                                                                                                      0.00

Pool Rolling six month delinquency rate                                                                                  4.488675

Pool Cumulative Realized Losses                                                                                     11,444,248.23

Book Value of REO loans                                                                                              6,790,836.93

Cumulative Number of Mortgage loans repurchased to date                                                                        11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                            25,547.95

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                        0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                                 0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                          2,258,681.43



Principal Collected:                                                                 6,370,655.22



Insurance Proceeds Received:                                                                 0.00



Net Liquidation Proceeds:                                                              662,918.47



Delinquency Advances on Mortgage Interest:                                             970,127.53



Delinquency Advances on Mortgage Principal                                                     NA



Repurchase and Substitution Amounts:                                                         0.00



Trust Termination Proceeds:                                                                  0.00



Investment Earnings on Note Account:                                                     3,825.79



Capitalized Interest Requirement:                                                            0.00



Capitalized Interest Fund Earnings                                                           0.00



Capitalized Interest Account                                                                 0.00



Investment Earnings on Pre-Funding Account                                                   0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                            -



Sum of the Above Amounts:                                                                           10,266,208.44



LESS:



Servicing Fees (including PPIS):                                                       121,144.96



Non Recoverable Advance                                                                  2,646.79



Indenture Trustee Fees:                                                                  2,418.98



Owner Trustee Fees:                                                                        277.78



Insurance Premiums:                                                                     42,243.00



Reimbursement of Delinquency Advances/Servicing Advances                                25,547.95



Total Reductions to Available Funds Amount:                                                            194,279.46



Total Available Funds:                                                                                              10,071,928.98


                                   EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                Interest             Principal            Total

-----------------------------------------------------------------------------------------------------------------------------


B                         350,000,000.00        205,661,610.51           846,940.22         4,239,634.00         5,086,574.22

B Certificate                          -                     -           352,466.40                    -           352,466.40



Totals                    350,000,000.00        205,661,610.51         1,199,406.62         4,239,634.00         5,439,040.62



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

-----------------------------------------------------------------------------------------------------------------------------

B                         -                     -                      201,421,976.51       4.492500%            4.280000%

B Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      201,421,976.51



                                            Prior                                                                       Current

                                            Principal                                                                   Principal

Class                     CUSIP             Balance             Interest            Principal        Total              Balance

----------------------------------------------------------------------------------------------------------------------------------

B                         00755WGD2         587.604601          2.419829            12.113240        14.533069          575.491361

B Certificate                                 0.000000          0.542256             0.000000         0.542256            0.000000



Delinquent Loan Information:



                                                                                90+ Days           Loans               Loans

                                      30-59                60-89                excldg f/c,REO     in                  in

                                      Days                 Days                 & Bkrptcy          Bankruptcy          REO

-----------------------------------------------------------------------------------------------------------------------------------

Trust B       Principal Balance       6,048,133.67         1,257,792.61         441,572.81         9,259,475.64        2,974,873.52

              % of Pool Balance           2.81640%             0.58571%           0.20562%             4.31181%            1.38529%

              Number of Loans                  110                   21                  8                  137                  44

              % of Loans                  3.77877%             0.72140%           0.27482%             4.70629%            1.51151%



                                    Loans

                                    in

                                    Foreclosure

------------------------------------------------

Trust B       Principal Balance     8,037,102.37

              % of Pool Balance         3.74259%

              Number of Loans                134

              % of Loans                4.60323%



General Mortgage Loan Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Beginning Aggregate Mortgage Loan Balance                                                                         218,972,182.73

Subsequent Mortgage Loans Added This Period                                                                                 0.00

Principal Reduction                                                                                                 4,225,333.12

Ending Aggregate Mortgage Loan Balance                                                                            214,746,849.61



Beginning Aggregate Mortgage Loan Count                                                                                    2,961

Ending Aggregate Mortgage Loan Count                                                                                       2,911



Current Weighted Average Coupon Rate                                                                                   9.473670%

Next Weighted Average Coupon Rate                                                                                      9.473331%



Mortgage Loan Principal Reduction Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Scheduled Principal                                                                                                   304,298.31

Curtailments                                                                                                          219,150.53

Prepayments                                                                                                         3,190,346.72

Repurchases                                                                                                                 0.00

Substitutions                                                                                                               0.00

Liquidation Proceeds                                                                                                  511,537.56

Other Principal                                                                                                             0.00



Less: Realized Losses                                                                                                 337,055.81



Total Principal Reduction                                                                                           4,562,388.93



Servicer Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Accrued Servicing Fee for the Current Period                                                                           91,238.41

Less: Amounts to Cover Interest Shortfalls                                                                              6,418.35

Less: Delinquent Service Fees                                                                                          27,118.92

Collected Servicing Fees for Current Period:                                                                           57,701.14



Advanced Principal                                                                                                           N/A

Advanced Interest                                                                                                     516,109.65




                                        Other               Scheduled            Interest        Available          Available Funds

                  Prepayment            Unscheduled         Principal            Carry           Funds Cap          Cap Carry

                  Principal             Principal           Distribution         Forward         Current            Forward

Class             Distributed           Distributed         Amount               Amount          Amount             Amount

-----------------------------------------------------------------------------------------------------------------------------------


Class B           3,190,346.72          730,688.09          3,888,277.31         -               -                  -

                             -                   -                     -         -               -                  -



Total             3,190,346.72          730,688.09          3,888,277.31         -               -                  -





                  Unpaid

                  Realized Loss

                  Amount

-------------------------------

Class B           -

                  -



                     Has a            Remaining             Over-              Accelerated            Extra               Over

                 Trigger Event       Pre-Funded           Collateral            Principal           Principal          Collateral

                    Occurred           Amount               Amount             Distributed         Distributed           Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust B               NO                0.00            13,310,572.22          351,356.69             0.00            13,324,873.10





                Specified                Over-

                  Over-               Collateral

                Collateral              Deficit

                  Amount                Amount

------------------------------------------------

Trust B       13,324,873.10              0.00



Trust B Insured Payment                                                                                                   0.00

Pool Rolling six month delinquency rate                                                                               4.869576

Pool Cumulative Realized Losses                                                                                   7,295,253.13

Book Value of REO loans                                                                                           3,638,737.70

Cumulative Number of Mortgage loans repurchased to date                                                                      8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                         63,145.53

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                     0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                              0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                           1,185,496.51



Principal Collected:                                                                  3,713,795.56



Insurance Proceeds Received:                                                                     -



Net Liquidation Proceeds:                                                               174,481.75



Delinquency Advances on Mortgage Interest:                                              516,109.65



Delinquency Advances on Mortgage Principal                                                      NA



Repurchase and Substitution Amounts:                                                          0.00



Trust Termination Proceeds:                                                                   0.00



Investment Earnings on Note Account:                                                      2,087.60



Capitalized Interest Requirement:                                                             0.00



Capitalized Interest Account  Earnings                                                        0.00



Capitalized Interest Account                                                                  0.00



Reversal of Realized Loss Amount                                                              0.00



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                          0.00



Sum of the Above Amounts:                                                                           5,591,971.07



LESS:



Servicing Fees (including PPIS):                                                         64,119.49



Non-Recoverable Advance                                                                   1,830.30



Indenture Trustee Fees:                                                                   1,277.34



Owner Trustee Fees:                                                                         277.78



Insurance Premiums:                                                                      22,280.01



Reimbursement of Delinquency Advances/Servicing Advances                                 63,145.53



Total Reductions to Available Funds Amount:                                                           152,930.45



Total Available Funds:                                                                                             5,439,040.62


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4C



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                 Interest             Principal            Total

------------------------------------------------------------------------------------------------------------------------------


C                         100,000,000.00        41,282,749.02           164,331.14           821,331.46             985,662.60

C Certificate                          -                    -           406,218.16                    -             406,218.16



Totals                    100,000,000.00        41,282,749.02           570,549.30           821,331.46           1,391,880.76



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

------------------------------------------------------------------------------------------------------------------------------

C                         -                     -                      40,461,417.56        4.342500%            4.130000%

C Certificate             -                     -                                  -               NA                   NA



Totals                    -                     -                      40,461,417.56



                                           Prior                                                                         Current

                                           Principal                                                                     Principal

Class                     CUSIP            Balance           Interest             Principal            Total             Balance

-----------------------------------------------------------------------------------------------------------------------------------

C                         00755WGE0        412.827490        1.643311             8.213315             9.856626          404.614175

C Certificate                                0.000000        0.624951             0.000000             0.624951            0.000000



Delinquent Loan Information:



                                                                                90+ Days             Loans             Loans

                                        30-59                60-89              excldg f/c,REO       in                in

                                        Days                 Days               & Bkrptcy            Bankruptcy        REO

------------------------------------------------------------------------------------------------------------------------------------

Trust C         Principal Balance       1,722,830.90         362,776.88             0.00             2,963,081.04      1,067,125.08

                % of Pool Balance           3.84420%           0.80947%         0.00000%                 6.61161%          2.38111%

                Number of Loans                   20                  5                0                       32                13

                % of Loans                  3.84615%           0.96154%         0.00000%                 6.15385%          2.50000%



                                      Loans

                                      in

                                      Foreclosure

--------------------------------------------------

Trust C         Principal Balance     3,423,258.09

                % of Pool Balance         7.63842%

                Number of Loans                 37

                % of Loans                7.11538%



General Mortgage Loan Information:

                                                                                                                      Trust C

                                                                                                                   -------------

Beginning Aggregate Mortgage Loan Balance                                                                          45,841,140.98

Prefunding                                                                                                                   N/A

Principal Reduction                                                                                                 1,024,815.02

Ending Aggregate Mortgage Loan Balance                                                                             44,816,325.96



Beginning Aggregate Mortgage Loan Count                                                                                      532

Ending Aggregate Mortgage Loan Count                                                                                         520



Current Weighted Average Coupon Rate                                                                                  10.254736%

Next Weighted Average Coupon Rate                                                                                     10.224241%



Mortgage Loan Principal Reduction Information:

                                                                                                                      Trust C

                                                                                                                   -------------

Scheduled Principal                                                                                                    19,539.77

Curtailments                                                                                                           12,349.05

Prepayments                                                                                                           991,323.00

Repurchases                                                                                                                 0.00

Substitutions                                                                                                               0.00

Liquidation Proceeds                                                                                                    1,603.20

Other Principal                                                                                                             0.00



Less: Realized Losses                                                                                                  (2,493.84)



Total Principal Reduction                                                                                           1,022,321.18



Servicer Information:



                                                                                                                      Trust C

                                                                                                                   -------------

Accrued Servicing Fee for the Current Period                                                                           19,100.48

Less: Amounts to Cover Interest Shortfalls                                                                                  0.00

Less: Delinquent Service Fees                                                                                           7,036.29

Collected Servicing Fees for Current Period:                                                                           12,064.19



Advanced Principal                                                                                                           N/A

Advanced Interest                                                                                                     142,275.16




                                           Other               Scheduled            Interest       Available       Available Funds

                     Prepayment            Unscheduled         Principal            Carry          Funds Cap       Cap Carry

                     Principal             Principal           Distribution         Forward        Current         Forward

Class                Distributed           Distributed         Amount               Amount         Amount          Amount

----------------------------------------------------------------------------------------------------------------------------------


Class C              991,323.00            13,952.25           821,331.46           -              -               -

                              -                    -                    -           -              -               -



                     Unpaid

                     Realized Loss

                     Amount

----------------------------------

Class C              -

                     -



                                                    Prior                                                      Current

                        Has a                       Over-              Accelerated            Amounts            Over

                    Trigger Event                 Collateral            Principal          From Reserve       Collateral

                       Occurred                     Amount             Distributed             Fund             Amount

--------------------------------------------------------------------------------------------------------------------------

Trust C                  NO                      4,558,391.96             0.00                 0.00           4,354,908.39



                      Specified               Over-

                        Over-               Collateral

                      Collateral              Deficit

                        Amount                Amount

------------------------------------------------------

Trust C              4,354,908.39              0.00



Trust C Insured Payment                                                                                                   0.00

Pool Rolling six month delinquency rate                                                                               7.924502

Pool Cumulative Realized Losses                                                                                   1,803,393.88

Book Value of REO loans                                                                                           1,000,196.20

Cumulative Number of Mortgage loans repurchased to date                                                                      3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                          2,705.08

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                     0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                              0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                            242,429.23



Principal Collected:                                                                 1,023,211.82



Insurance Proceeds Received:                                                                    -



Net Liquidation Proceeds:                                                                4,097.04



Delinquency Advances on Mortgage Interest:                                             142,275.16



Delinquency Advances on Mortgage Principal                                                     NA



Repurchase and Substitution Amounts:                                                         0.00



Trust Termination Proceeds:                                                                  0.00



Investment Earnings on Note Account:                                                       527.76



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                            -



Sum of the Above Amounts:                                                                          1,412,541.01



LESS:



Servicing Fees (including PPIS):                                                        12,064.19



Non-Recoverable Advance                                                                     13.43



Indenture Trustee Fees:                                                                    267.41



Owner Trustee Fees:                                                                        277.78



Insurance Premiums:                                                                      5,332.36



Reimbursement of Delinquency Advances/Servicing Advances                                 2,705.08



Total Reductions to Available Funds Amount:                                                           20,660.25



Total Available Funds:                                                                                            1,391,880.76
